SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of December 7, 2015, by and between Life Clips, Inc. (f/k/a Blue Sky Media Corp.), a Wyoming corporation, with headquarters located at 233 South Sharon Amity Road, Suite 20, Charlotte, NC 28211 (the “Company”), and Susannah Forest (“Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B. The Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, a 10% Convertible Promissory Note, in the form attached hereto as Exhibit A, in the aggregate principal amount of $250,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”); and

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature pages hereto.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase the Note from the Company in the amount as is set forth immediately below the Buyer’s name on the signature pages hereto.

b. Form of Payment. On the Closing Date (as defined below), (i) the Buyer shall pay the cash portion of the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount equal to the Purchase Price of Note as is set forth on the signature page hereto, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the “Initial Closing Date”) shall be 4:00 PM, Eastern Standard Time on the date means the date on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Buyer’s obligations to pay the Purchase Price and (ii) the Company’s obligations to deliver the Note, in each case, have been satisfied or waived. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Initial Closing Date at such location as may be agreed to by the parties.

2. Buyer’s Representations and Warranties. Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (including, without limitation, such additional shares of Common Stock, if any, as are issuable on account of interest on the Note pursuant to this Agreement, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. Buyer and Buyer’s advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been reasonably requested by Buyer or Buyer’s advisors. Buyer and Buyer’s advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding Buyer’s business and affairs. Notwithstanding the foregoing, the Company has not disclosed to Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of Buyer’s advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

e. Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) Buyer shall have delivered to the Company, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company.

g. Legends. Buyer understands that until such time as the Note and, upon conversion of the Note in accordance with its respective terms, the Conversion Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of Buyer, and this Agreement constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms.

i. Residency. Buyer is a resident of the jurisdiction set forth immediately below Buyer’s name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to Buyer that as of the Closing Date:

a. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement, the Note and (if applicable) the Conversion Shares by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Capitalization; Governing Documents. As of the date of this Agreement, the authorized capital stock of the Company consists of: 75,000,000 authorized shares of Common Stock, of which 4,849,420 shares were issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, (i) except for the 2,402,420 shares reserved for issuance upon conversion of the Secured Convertible Promissory Notes, issued by the Company in the total principal amount of Six Hundred Seventeen Thousand Five Hundred Seventy Seven and 88/100 Dollars ($617,577.88) (“Convertible Notes”), there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) except for the Convertible Notes, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security Buyer) that will be triggered by the issuance of the Note or the Conversion Shares. The Company has made available to Buyer true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the Buyer thereof in respect thereto.

d. Issuance of Conversion Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and, except for shareholders preemptive rights which the Company’s shareholders are entitled to under Wyoming law, shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the Buyer thereof.

e. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon conversion of the Note and the issuance of the Conversion Shares. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Note in accordance with this Agreement and the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

f. No Conflicts. The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the issuance and reservation for issuance of the Conversion Shares will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

g. Financial Statements. The unaudited financial statements of the Company for its September 30, 2015 have been made available to the Buyer (“Financials”). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and will fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth in the Financials, the Company has no, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of this Agreement.

h. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

i. Intellectual Property. The Company owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated and as provided for on Schedule 3(i) (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

j. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

k. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

r. Breach of Representations and Warranties by the Company. The Company agrees that if the Company breaches any of the representations or warranties set forth in this Section 3 and in addition to any other remedies available to each Buyer pursuant to this Agreement, it will be considered an Event of Default under the Note.

4. COVENANTS.

a. Reasonable Best Efforts. The parties shall use their reasonable best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

b. Use of Proceeds. The Company shall use the proceeds for general working capital purposes, including continued development and marketing of the Company’s Klear Kapture products and services.

c. Right of Additional Investment. At any time prior to March 31, 2016 and upon the agreement of the Company, the Buyer shall have the right to purchase one or more additional convertible notes in the aggregate principal amount of up to $250,000 from the Company on the same terms and conditions as provided for in this Agreement.

d. Registration Rights. The Company hereby grants to Buyer the registration rights set forth on Exhibit B hereto.

e. Restriction on Activities. Commencing as of the date first above written, and until the sooner of the six month anniversary of the date first written above or payment of the Note in full, or full conversion of the Note, the Company shall not, directly or indirectly, without each Buyer’ prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) issue any of its securities or debt in any form, cause or permit any sale or conveyance of any securities or debt, in each case out of the ordinary course of business; (c) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business; or (d) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any transaction involving a convertible security.

f. Corporate Existence. The Company will, so long as each Buyer beneficially owns any of the Securities, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTC Markets, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

g. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to each Buyer pursuant to this Agreement, it will be considered a Triggering Event under Section 8 of the Note.

5. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. Buyer shall have executed this Agreement and delivered the same to the Company.

b. Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions to Buyer’s Obligation to Purchase. The obligation of Buyer hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in Buyer’s sole discretion:

a. The Company shall have executed this Agreement and delivered the same to Buyer.

b. The Company shall have delivered to Buyer the duly executed Note (in such denominations as Buyer shall request) in accordance with Section 1(b) above.

c. The Transfer Agent Instruction Letter, in the form attached hereto as Exhibit C, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent Island Stock Transfer.

d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

f. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

h. The Company shall have delivered to Buyer a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date.

7. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. However, if this Agreement contains a provision which is in conflict with Wyoming laws as it relates to a corporate matter of the Company, the parties hereby agree that Wyoming laws shall apply to such provision in such a way that it constitutes a valid and binding provision under the laws of Wyoming, without jeopardizing the intent of the Parties. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in the state of Florida and Palm Beach County, Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement, the Note and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

233 South Sharon Amity Road, Suite 201
Charlotte, NC 28211
Attention: Bob Gruder
email: bgruder@klearkapture.com

If to the Buyer:

1482 East Valley Rd, Ste. A733
Santa Barbara, CA 93108

Attention:

email:

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Indemnification. In consideration of Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement or the Note, the Company shall defend, protect, indemnify and hold harmless Buyer and Buyer’s stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of Buyer as an investor in the Company pursuant to the transactions contemplated by this Agreement and the Note. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

m. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

n. Payment Set Aside. To the extent that the Company makes a payment or payments to Buyer hereunder or pursuant to the Note or Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

o. Failure or Indulgence Not Waiver. No failure or delay on the part of Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

p. Independent Nature of Buyer’s Rights. Nothing contained herein or in any other document related to the transactions set forth in this Agreement, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute Buyer as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Buyer are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement or the Note. Buyer shall be entitled to independently protect and enforce Buyer’s rights, including, without limitation, the rights arising out of this Agreement or out of the other Agreement or the Note, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY

Life Clips, Inc. (f/k/a Blue Sky Media Corp.),

a Wyoming corporation

By:	/s/ Robert Gruder
Name:	Robert Gruder
Title:	CEO

BUYER
/s/ Susannah Forest
Susannah Forest

SCHEDULE 3(i)

LIST OF ADDITIONAL PROPRIETARY INFORMATION

(a)	All proprietary information that was or will be developed, created, or discovered by or on behalf of the Company or its subsidiary, Klear Kapture, Inc. (collectively, the “Company”) or that became or will become known by, or was or is conveyed by a third party to, the Company, in each case that has commercial value to or in the Company’s business or the business of a third party disclosing such information. Proprietary Information includes, but is not limited to, all title, patents, patent rights, copyrights, trade secret rights, trademarks, trademark rights, and other intellectual property and rights anywhere in the world, information (whether or not patentable, copyrightable, or registrable under any intellectual property laws or industrial property laws in the United States or elsewhere) relating to, comprising, containing, summarizing, describing, reflecting or in any way referencing: software programs and subroutines; source and object code; databases; database criteria; user profiles; scripts; algorithms; processes; trade secrets; designs; methodologies; technology; know-how; processes; data; ideas; techniques; inventions; modules; features and modes of operation; internal documentation; works of authorship; technical, business, financial, client, marketing, and product development plans; forecasts; other employees’ positions, skill levels, duties, compensation and all other terms of their employment (unless the restriction on disclosure is not permitted by law); employee and consultant lists (unless the restriction on disclosure is not permitted by law); client and supplier lists; contacts at or knowledge of clients or prospective clients of the Company; contacts at or knowledge of suppliers or prospective suppliers of the Company; other information concerning the Company’s or its any of its clients’ actual or anticipated products or services, business, research or development; and any information that is received in confidence by or on behalf of the Company from any other person or entity.

(b)	All articles of personal property now or hereafter owned or leased by the Company, including but not limited to, all inventory, furniture, equipment, machinery, appliances, office and communications equipment, partitions, carpeting and other furnishings; all materials and supplies used or consumed in the business of the Company; all goods held for sale or lease; and all replacements thereof and articles of any of the foregoing;

(c)	All goodwill, copyrights, trademarks and trade names; all contract rights, including, but not limited to, contract rights to purchase and sell commodities (the “Commodity Trading Contracts”), advance payments to suppliers, option rights and purchase contracts; all rights to payment of money, including all rights to, under and with respect to accounts and instruments; all books, records, and all general intangible assets of the Company;

(d)	any and all additions, accessions, replacements and substitutions to, of or for any of the foregoing; and

(e)	all proceeds, whether cash or non-cash, income and earnings of or from any of the foregoing.

EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

EXHIBIT B

REGISTRATION RIGHTS PROVISIONS

1. Piggyback Registration.

(i) Company Registration. If (but without any obligation to do so) the Company shall determine to register any of its securities (including for the account of a security Buyer or Buyer other than the Buyer) any of its stock or other securities under the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time (“Securities Act”) in connection with the public offering of such securities, other than a registration relating solely to the sale of securities of participants in a Company stock or any other employee benefit plan, a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being, a registration relating to a corporate reorganization or other Rule 145 transaction, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of (i) shares of Common Stock held by the Buyer and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clause (ii) above (the “Registrable Securities”), the Company will: (i) within ten days (10) of such determination, give written notice of the proposed registration to all Buyer; and (ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance),, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Buyer or Buyer received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Buyer’s Registrable Securities.

(ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Buyer as a part of the written notice given pursuant to this Section. In such event, the right of any Buyer to registration pursuant to this Exhibit B shall be conditioned upon such Buyer’s participation in such underwriting and the inclusion of such Buyer’s Registrable Securities in the underwriting to the extent provided herein. If a Buyer is proposing to distribute its securities through such underwriting shall (together with the Company and other Buyer of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section, if the underwriters advise the Company in writing that marketing or other factors require a limitation on the number of shares to be underwritten, the underwriters may limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all Buyer of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated , as follows: (i) first, to the Company for securities being sold for its own account, and (ii) second, to the Buyer requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Buyer. Further, if any Buyer does not request inclusion of the maximum number of shares of Registrable Securities allocated to it pursuant to its pro rata allocation, in which case the remaining portion of its allocation shall be reallocated among those requesting Buyer whose allocations did not satisfy their initial requests, pro rata, on the basis of the number of shares of Registrable Securities held by such Buyer, and this procedure shall be repeated until all of the shares of Registrable Securities which may be included in the registration on behalf of the Buyer have been so allocated. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion, in the manner set forth above. For the purposes of calculating any apportionment or inclusion entitlement for any selling stockholders that is a Buyer of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Buyer, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Buyer,” and any pro rata reduction with respect to such “selling Buyer” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

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(iii) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Exhibit B prior to the effectiveness of such registration whether or not any Buyer has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with this Exhibit B hereof.

2. Expenses of Registration. All expenses incurred in effecting any registration pursuant to this Exhibit B, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Buyer and the compensation of regular employees of the Company, which shall be paid in any event by the Company (“Registration Expenses”) incurred in connection with registrations shall be borne by the Company. All underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Buyer (“Selling Expenses”) relating to securities registered on behalf of the Buyer shall be borne by the Buyer of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

3. Registration Procedures. In the case of each registration effected by the Company pursuant to Section, the Company will keep Buyer advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to: (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to keep such registration effective for a period ending on the earlier of the date which is one hundred and twenty (120) days from the effective date of the registration statement or, if earlier, such time as the Buyer or Buyer have completed the distribution described in the registration statement relating thereto; (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above; (c) Furnish to Buyer such number of prospectuses, including any preliminary prospectuses, and other documents incident to the disposition of Registrable Securities, including any amendment of or supplement to the prospectus, as a Buyer from time to time may reasonably request; (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Buyer; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; (e) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; (f) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to a majority in interest of the Buyer requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; (h) Comply with all applicable rules and regulations of the Commission; (i) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange and trading systems on which similar securities issued by the Company are then listed; and (j) In connection with any underwritten public offering, enter into and perform its obligations under, an underwriting agreement in form reasonably necessary to effect the offer and sale of Registerable Securities. Notwithstanding the provisions of this Section, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board of Directors of the Company: (i) materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board of Directors of the Company has authorized negotiations; (ii) materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or (iii) require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates). In the event of the suspension of effectiveness of any registration statement, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.

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4. Information by Buyer. Buyer of Registrable Securities shall furnish to the Company such information regarding such Buyer and the distribution proposed by such Buyer as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Exhibit B.

5. Termination of Registration Rights. The right of any Buyer to request registration or inclusion in any registration pursuant to this Section, or exercise any other right under this Section, shall terminate on such date, (i) on or after the closing of the Company’s first registered public offering of Common Stock, on which all shares of Registrable Securities held or entitled to be held upon conversion by such Buyer may immediately be sold under Rule 144 during any ninety (90) day period under the threshold set forth in Rule 144(e)(1)(i); or (iii) immediately prior to a Change of Control Transaction (as that term is defined in the Note).

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EXHIBIT C

TRANSFER AGENT INSTRUCTION LETTER

Life Clips, Inc.

1215 E. Barden Rd.

Charlotte, NC 28226

December         , 2015

Island Stock Transfer

15500 Roosevelt Blvd, Suite 301

Clearwater, FL 33760

Ladies and Gentlemen:

Life Clips, Inc. (f/k/a Blue Sky Media Corp.), a Wyoming corporation (the “Company”) and Susannah Forest (the “Investor”) have entered into a Securities Purchase Agreement dated as of December        , 2015 (the “Agreement”), providing for the issuance of a 10% Convertible Promissory Note in the aggregate principal amount of $250,000.00 (the “Note”).

A copy of the Note and the Agreement is included herewith. You should familiarize yourself with your issuance and delivery obligations, as the Company’s transfer agent, contained therein. The shares of the Company’s common stock (the “Common Stock”) to be issued in accordance with the terms of the Note are to be registered in the names of the registered holder of the securities submitted for conversion.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of Common Stock (initially, 114,483 shares) for issuance upon full conversion of the Note in accordance with its terms. The amount of Common Stock so reserved may be increased, from time to time, by written instructions of the Company and the Investor.

So long as you have previously received confirmation from the Company (or counsel for the Investor) that the shares have been registered under the Securities Act of 1933, as amended, (the “1933 Act”) or otherwise may be sold pursuant to Rule 144 without any restriction and the Company or its counsel or counsel for the Investor provides an opinion of counsel to the effect that is satisfactory to you, such shares should be transferred in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares (such shares shall be issued from the reserve, but in the event there are insufficient reserve shares of Common Stock to accommodate a Conversion Notice (defined below) your firm and the Company agree that the Conversion Notice should be completed using authorized but unissued shares of Common Stock that the Company has in its treasury).

Until such time as you are advised by the Investor or counsel to the Company that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction (and have been provided by an Investor or Company counsel with an opinion of counsel to that effect that is satisfactory to you), you are hereby instructed to place the following legends on the certificates:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and you are instructed to issue a certificate without such legend to the holder of any shares upon which it is stamped, if such shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 (and the Company or its counsel or Investor’s counsel provides an opinion of counsel to that effect that is satisfactory to you).

The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any Conversion Notices received from the Investor.

The ability to convert the Notes in a timely manner is a material obligation of the Company pursuant to the Note and the Agreement. The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any notice of conversion (“Conversion Notice”) received from the Investor. Your firm will not delay in processing any Conversion Notices owing to the fact that the Company is in arrears of its fees and other monies owed to your firm, provided that if the Company is in arrears of its fees and other monies owed to your firm, you shall allow the Investor to advance the cost of processing the Conversion Notice on behalf of the Company, which cost shall not exceed $150.00 for each such transaction. The Company shall remain primarily liable for all of such transaction costs.

The Company hereby authorizes the issuance of such number of shares as will be necessary to fully convert the Note under its terms and any such shares shall be considered fully paid and non assessable at the time of their issuance.

The Investor and the Company expressly understand and agree that nothing in this Irrevocable Transfer Instruction shall require or be construed in any way to require you, in your sole discretion as the transfer agent, to do, take or not do or take any action that would be contrary to any Federal or State law, rule, or regulation including but expressly not limited to both the 1933 Act and the Securities and Exchange Act of 1934 as amended, and the rules and regulations promulgated there under by the Securities and Exchange Commission.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing irrevocable instruction and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

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The Company agrees that in the event that you resign as the Company’s transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within 5 business days.

The Investor is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

Life Clips, Inc. (f/k/a Blue Sky Media Corp.)

By:
Name:	Robert Gruder
Title:	Chief Executive Officer

Acknowledged and Agreed:

ISLAND STOCK TRANSFER

By:
Name:
Title:

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